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                                                                   Exhibit 10.26

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002


                                 NONSTANDARDIZED

                               ADOPTION AGREEMENT

                    PROTOTYPE CASH OR DEFERRED PROFIT-SHARING
                                 PLAN AND TRUST

                                  SPONSORED BY

                        AMERICAN FUNDS DISTRIBUTORS, INC.



The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust/Basic Plan Document #03 (the "Plan"). If multiple Employers are adopting the Plan, complete Section I based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

1. EMPLOYER INFORMATION

         EMPLOYER'S NAME:

         NORTH COAST ENERGY, INC

         ADDRESS:

         1993 CASE PARKWAY
         TWINSBURG, OH 44087

         PRINCIPAL ADDRESS (if different):

         TELEPHONE NUMBER:                  (330) 425-2330

         TAX ID NUMBER:                     34-1792016

         EMPLOYER'S FISCAL YEAR:            MARCH 31

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                                                      Prototype Cash or Deferred
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FORM OF BUSINESS:

[ ]      Sole Proprietor

[ ]      Partnership

[ ]      "S" Corporation

[X]      Corporation

[ ]      Other:__________________________

MEMBER OF:

[X]      Controlled Group

[ ]      Affiliated Service Group

[ ]      Group of trade or businesses under common control

DATE OF INCORPORATION:                       APRIL 1981

NAME OF PLAN:           NORTH COAST ENERGY, INC. EMPLOYEES' PROFIT SHARING PLAN


THREE DIGIT PLAN NUMBER
FOR ANNUAL RETURN/REPORT: 001

2. EFFECTIVE DATE

      2.(a)       This is a new Plan having an effective date of

      2.(b)       This is an amended Plan.

                  The effective date of the original Plan was APRIL 1, 1984
                                                              -------------

                  The effective date of the amended Plan is APRIL 1, 2000
                                                            -------------

      2.(c)       If different from above, the Effective Date for the Plan's
                  Elective Deferral provisions shall be    _____________.

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                                                      Prototype Cash or Deferred
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3. DEFINITIONS

3.(a) "ALLOCATION DATE(S)" Allocations to Participant Accounts will be done in accordance with Article V of the Plan:

          [ ]   (i)     daily.
          [X]   (ii)    monthly.
          [ ]   (iii)   quarterly.
          [ ]   (iv)    semi-annually.
          [ ]   (v)     annually.

3.(b)    "COMPENSATION" Compensation shall be determined on the basis of the:

          [X]   (i)     Plan Year.

          [ ]   (ii)    Employer's taxable year.

          [ ]   (iii)   calendar year.

Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement, for this Plan or any other plan, which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at 1. 13 of the Plan.

Compensation [X] shall [ ] shall not be limited to Compensation earned while a Participant in the Plan. "Shall" may only be elected if Plan Year is chosen as the computation period at 3(b).

Compensation shall be determined on the basis of the following safe-harbor definition of Compensation in IRS Regulation Section 1.414(s)-1(c):

[X]  (iv)   Code Section 3401(a) - W-2 income subject to income tax withholding.

[ ]  (v)    Code Section 415 - W-2 income, share of profits and other taxable income.

For purposes of the Plan, Compensation shall be limited to $______, the maximum amount which will be considered for Plan purposes. [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the limitation on Compensation under Code Section 401(a)(17), thus the amount should be less than such limitation as adjusted for cost-of-living increases.]

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                                                      Prototype Cash or Deferred
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         Exclusions From Compensation:

                  [ ]   (vi)     overtime.

                  [ ]   (vii)    bonuses.

                  [ ]   (viii)   commissions.

                  [X]   (ix)     FRINGE BENEFITS.

NOTE: Any exclusion of Compensation only applies to Employer discretionary contributions under Section 7(e) and does not apply to any contribution which is qualified or subject to antidiscrimination testing. Such exclusions must also satisfy the requirements of Section 1.401(a)(4) of the Income Tax Regulations and Code Section 414(s) and the regulations thereunder.

3.(c)    "ENTRY DATE"

          [ ] (i) The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements.

          [X] (ii) The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

          [ ] (iii)  The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed 20-1/2.

          [ ] (iv) The first day of the month or if earlier the first day of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

          [ ] (v) The first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

3.(d) HOURS OF SERVICE shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

         [X]  (i)    on the basis of actual hours for which an Employee is paid or entitled to payment.
         [ ]  (ii)   on the basis of days worked.

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         An Employee shall be credited with ten (10) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

         [ ]  (iii)  on the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under paragraph
                     1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

         [ ]  (iv)   on the basis of semi-monthly payroll periods. An Employee
                     shall be credited with ninety-five (95) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

         [ ]  (v)    on the basis of months worked. An Employee shall be
                     credited with one-hundred-ninety (190) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

         [ ]  (vi)   on the basis of Elapsed Time, as provided in Article XVI of the Plan.

3.(e) "LIMITATION YEAR" The 12-consecutive month period commencing on APRIL 1 and ending on MARCH 31.

         If applicable, the Limitation Year will be a short Limitation Year commencing on _______________________ and ending on _________________.
         Thereafter, the Limitation Year shall end on the date last specified.

3.(f)    "NET PROFIT"

         [X]   (i)     Not applicable. Profits will not be required for any
                       contributions to the Plan.

         [ ]   (ii)    As defined in paragraph 1.50 of the Plan.

         [ ]   (iii)   Shall be defined as:

   --------------------------------------------------------------------------

   (Only use if definition in paragraph 1.50 of the Plan is to be superseded.)

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                                                      Prototype Cash or Deferred
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3.(g)    "PLAN YEAR" The 12-consecutive month period commencing on APRIL 1 and ending on MARCH 31.

         If applicable, the Plan Year will be a short Plan Year commencing on_________________and ending on___________. Thereafter, the Plan Year shall end on the date last specified.

3.(h) "QUALIFIED EARLY RETIREMENT AGE" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the Order is entered [X] shall [ ] shall not be the date the Order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

3.(i) "QUALIFIED JOINT AND SURVIVOR ANNUITY" The safe-harbor provisions of paragraph 8.7 of the Plan [ ] are [X] are not applicable. If not applicable, the survivor annuity shall be 50 % (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

3.(j)    "TAXABLE WAGE BASE" [paragraph 1.81]

         [X]   (i)     Not Applicable - Plan is not integrated with Social
                       Security.

         [ ]   (ii)    The maximum earnings considered wages for such Plan Year
                       under Code Section 3121(a).

         [ ]   (iii)   ______% (not more than 100%) of the amount considered
                       wages for such Plan Year under Code Section 3121(a).

         [ ]   (iv)    $_____, provided that such amount is not in excess of the
                       amount determined under subsection (ii) above.

         [ ]   (v)     For the 1989 Plan Year $10,000. For all subsequent Plan
                       Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

NOTE: Using less than the maximum at subsection (ii) may result in a change in the allocation formula in Section 7(f) hereof.

3.(k) "YEAR OF SERVICE" (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.)

         (i) For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

         (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

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                                                      Prototype Cash or Deferred
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         (iii)    For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

4. ELIGIBILITY REQUIREMENTS

   Employees meeting the following Service and Age requirements shall be eligible to participate in the Plan unless excluded under Section 4(c) below.

         4.(a)    SERVICE:

                  [ ]  (i)       The Plan shall have no Service requirement.

                  [X]  (ii)      The Plan shall cover only Employees having
                                 completed at least 1 [not more than three (3)]
                                 Years of Service. If more than one (1) is specified, for Plan Years beginning in 1989 and later, the answer will be deemed to be one (1).

         NOTE: If the eligibility period selected is less than one year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

4.       (b) AGE:

         [ ]  (i)         The Plan shall have no minimum age requirement.

         [X]  (ii)        The Plan shall cover only Employees having attained
                          age 21 (not more than age 21).

4.(c)    CLASSIFICATION:

         The Plan shall cover all Employees who have met the age and Service requirements with the following exceptions:

         [ ]   (i)        no exceptions.

         [X]   (ii)       the Plan shall exclude Employees included in a unit of
                          Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining and the agreement benefits Employees of whom two percent or less are professionals, as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "Employee Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

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         [X]   (iii)      the Plan shall exclude Employees who are nonresident
                          aliens [within the meaning of Section 7701(b)(1)(B)] and who receive no earned income [within the meaning of Section 91 l(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Section 861(a)(3)].

         [ ]   (iv)       the Plan shall exclude from participation any
                          nondiscriminatory classification of Employees determined as follows:

             ------------------------------------------------------

4.(d)    INITIAL PARTICIPANTS:

         [X] (i) Employees employed on the Plan's Effective Date will be required to satisfy both the age and Service requirements specified above.

         [ ] (ii) Employees employed on the Plan's Effective Date do not have to satisfy the Service requirements specified above.

         [ ] (iii) Employees employed on the Plan's Effective Date do not have to satisfy the age requirements specified above.

5. RETIREMENT AGES

5.(a)    NORMAL RETIREMENT AGE:

         If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

         [X] (i)  Normal Retirement Age shall be 65 (not to exceed age 65).

         [ ] (ii) Normal Retirement Age shall be the later of attaining age
                  ____________ (not to exceed age 65) or the ______________ (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

5.(b)    EARLY RETIREMENT Age:

         [X] (i)  Not Applicable.

         [ ] (ii) The Plan shall have an Early Retirement Age of ______ (not \ less than 55) and completion of _____________Years of Service.

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6. EMPLOYEE CONTRIBUTIONS

   [X]   6.(a)  Participants shall be permitted to make Elective Deferrals in any amount from 1% up to 15% of their Compensation.

         If (a) is applicable, Participants may amend their Salary Savings Agreements to change the contribution percentage as provided below:

         [X]  (i)      on the first day of each month of the Plan Year.

         [ ]  (ii)     on the first day of the Plan Year and on the first day of
                       the fourth, seventh and tenth months of the Plan Year.

         [ ]  (iii)    on the first day of the Plan Year and on the first day of
                       the seventh month of the Plan Year.

         [ ]  6.(b)    Participants shall be permitted to make after tax
                       Voluntary Contributions.

         [ ]  6.(c)    Participants shall be required to make after tax
                       Voluntary Contributions as follows (Thrift Savings Plan):

         [ ]  (i)      ____% of Compensation.

         [ ]  (ii)     a percentage determined by the Employee on his or her
                       enrollment form.

NOTE: Elective Deferrals may not be recharacterized as Voluntary Contributions for purposes of the Average Deferral Percentage (ADP) Test. The ADP Test will apply to contributions under (a) above. The Average Contribution Percentage (ACP) Test will apply to contributions under (b) and (c) above and may apply to (a).

7.       EMPLOYER CONTRIBUTIONS AND ALLOCATION

         The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X of the Plan. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

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7.(a)    PROFITS REQUIREMENT:

         Current or Accumulated Net Profits are not required unless otherwise indicated below:

         [ ]   (i)      Matching Contributions.

         [ ]   (ii)     Qualified Non-Elective Contributions.

         [ ]   (iii)    Discretionary contributions.


         NOTE: Elective Deferrals can always be contributed regardless of profits. Complete this Section in conjunction with Section 3(f).

[X]  7.(b)        SALARY SAVINGS AGREEMENT:

                  The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above.

                  An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

                  [ ]   (i)      until the first day of the next Plan Year.

                  [X]   (ii)     for a period of 1 month(s) (not to exceed 12
                                 months).

[X]  7.(c)        MATCHING CONTRIBUTION [See Sections (g) and (h)]:

                  [X]   (i)      PERCENTAGE MATCH ON ELECTIVE DEFERRALS: The
                                 Employer shall contribute and allocate to each eligible Participant's account an amount equal to 25 % of the amount contributed and allocated in accordance with Section 7(b) above. The
                                 Employer shall not match Participant Elective
                                 Deferrals as provided above in excess of $_______ or in excess of 1 1/4 % of the Participant's Compensation.

                  [ ]   (ii)     PERCENTAGE MATCH ON VOLUNTARY CONTRIBUTIONS:
                                 The Employer shall contribute and allocate to each eligible Participant's account an amount equal to _______ % of the amount of Voluntary
                                 Contributions (if provided for under Section
                                 6(b) or 6(c) above) made in accordance with paragraphs 4.1 or 4.7 of the Plan. The Employer shall not match Voluntary Contributions in excess of $____ or in excess of %_____ of the Participant's Compensation.

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                                                      Prototype Cash or Deferred
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                  [ ]   (iii)    DISCRETIONARY MATCH: The Employer shall
                                 contribute and allocate to each eligible
                                 Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with Section 7(b) above. The Employer shall set such percentage prior to the end of the Plan Year. The Employer shall not match Participant Elective

                                 Deferrals in excess of $________ or in excess of _________% of the Participant's Compensation.

                  [ ]   (iv)     TIERED MATCH: The Employer shall contribute and
                                 allocate to each Participant's account an amount equal to ________% of the first _____% of the Participant's Compensation, to the extent deferred.

                                 _____% of the next_______% of the Participant's Compensation, to the extent deferred.

                                 _____% of the next_______% of the Participant's Compensation, to the extent deferred.

         NOTE: Percentages specified in subsection (iv) above may not increase as the percentage of Participant's contribution increases.

                  [X]   (v)      QUALIFIED MATCH: Matching Contributions will be
                                 treated as Qualified Matching Contributions to the extent specified below:

                                 [ ]  (A)  all Matching Contributions.

                                 [ ]  (B)  none.

                                 [X]  (C)  the amount necessary to meet the [ ]
                                           ADP Test, [ ] the ACP Test, [X] both
                                           the ADP and ACP Tests.

                  [X]   (vi)     ELIGIBILITY FOR MATCH: Matching Contributions,
                                 whether or not Qualified, will only be made on Employee Contributions:

                                 [ ]  (A)  not withdrawn prior to the end of the
                                           valuation period.

                                 [ ]  (B)  not withdrawn prior to the end of the
                                           Plan Year.

                                 [X]  (C)  without regard to their withdrawal.

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                        (vii)    MATCHING CONTRIBUTION COMPUTATION PERIOD: The
                                 time period upon which matching contributions will be based shall be:

                                 [ ]  (A)  weekly.

                                 [X]  (B)  bi-weekly.

                                 [ ]  (C)  semi-monthly.

                                 [ ]  (D)  monthly.

                                 [ ]  (E)  quarterly.

                                 [ ]  (F)  semi-annually.

                                 [ ]  (G)  annually.

[X] 7.(d)      QUALIFIED NON-ELECTIVE EMPLOYER CONTRIBUTION - [See Sections (g)
               and (h)]: These contributions are fully vested when contributed.

               The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified Non-Elective Contributions taken into account for purposes of meeting the ADP or ACP Test requirements is:

               [ ]  (i)    all such Qualified Non-Elective Contributions.

               [ ]  (ii)   none.

               [X]  (iii)  the amount necessary to meet [ ]the ADP Test, [ ] the
                           ACP Test, [X] both the ADP and ACP Tests.

               Qualified Non-Elective Contributions will be allocated to:

               [ ]  (iv)   all Employees eligible to participate.

               [X]  (v)    only non-Highly Compensated Employees eligible to
                           participate.

[X] 7.(e)      ADDITIONAL EMPLOYER CONTRIBUTION OTHER THAN QUALIFIED
               NON-ELECTIVE CONTRIBUTIONS - Non-Integrated [See Sections (g) and
               (h)]:

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                                                      Prototype Cash or Deferred
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               The Employer shall have the right to make an additional
               discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[ ] 7.(f)      ADDITIONAL EMPLOYER CONTRIBUTION - Integrated Allocation Formula
               [See Sections (g) and (h)


               The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:

                  (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                  (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxabable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3 % of excess Compensation.

                  (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7 % of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section 30) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80 %,
                           2.7 % must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7 % must be reduced to 2.4 %.

                           NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see Section II(c)(ii)] covering the same Employees, subsections (i) and (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7 %,
                                            1.3 % or 2.4 % where it appears in
                                            (iii) above.

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                  (iv)     Next, any remaining Employer contributions and
                           forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

7.(g)    ALLOCATION OF EXCESS AMOUNTS (ANNUAL ADDITIONS)

         In the event that the allocation formula above results in an Excess Amount, such excess shall be distributed to the Participant to the extent such excess does not exceed the Participant's Elective Deferrals, non-deductible Employee Voluntary and Required Voluntary Contributions. To the extent the Excess Amount exceeds the sum of the aforementioned Employee contributions, such excess shall be:

         [X]    (i)    placed in a suspense account accruing no gains or losses
                       for the benefit of the Participant.

         [ ]    (ii)   reallocated as additional Employer contributions to all
                       other Participants to the extent that they do not have any Excess Amount.

7.(h)    MINIMUM EMPLOYER CONTRIBUTION UNDER TOP-HEAVY PLANS:

         For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under Sections 7(e), 7(f) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Plan. Top-Heavy minimums will be allocated to:

         [X]    (i)    all eligible Participants.

         [ ]    (ii)   only eligible non-Key Employees who are Participants.

  7.(i)  RETURN OF EXCESS CONTRIBUTIONS AND/OR EXCESS AGGREGATE CONTRIBUTIONS:

         In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the ADP and/or the ACP of the affected Highly Compensated Employees.

8. ALLOCATIONS TO TERMINATED EMPLOYEES

         (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.)

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                                                      Prototype Cash or Deferred
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         [ ] 8.(a)   The Employer will not allocate Employer-related
                     contributions to Employees who terminate during a Plan
                     Year, unless required to satisfy the requirements of Code
                     Section 401(a)(26) and 410(b). (These requirements are effective for 1993 Plan Year and for subsequent Plan
                     Years.)

         [X] 8.(b)   The Employer will allocate Employer matching and other
                     related contributions as indicated below to Employees who terminate during the Plan Year as a result of:


                      MATCHING      OTHER

                    [X]    [X]   (i)      retirement.

                    [X]    [X]   (ii)     Disability.

                    [X]    [X]   (iii)    death.

                    [ ]    [ ]   (iv)     other termination of employment
                                          provided that the Participant has
                                          completed a Year of Service as defined
                                          for Allocation Accrual Purposes.

                    [X]    [ ]   (v)      other termination of employment even
                                          though the Participant has not
                                          completed a Year of Service.

                    [ ]    [ ]   (vi)     termination of employment (for any
                                          reason) provided that the Participant
                                          had completed a Year of Service for
                                          Allocation Accrual Purposes.

9. ALLOCATION OF FORFEITURES

      NOTE: Forfeitures of Excess Aggregate Contributions shall be applied at the end of the Plan Year in which they occur to reduce Employer Contributions. Subsections (a), (b), (c) and (d) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

9.(a)    ALLOCATION ALTERNATIVES:

         If forfeitures are allocated to Participants, such allocation shall be done in the same manner as the Employer's contribution.

         [ ]  (i)     Not Applicable. All contributions are always fully vested.

         [ ]  (ii)    Forfeitures shall be applied to reduce the Employer's
                      contribution for such Plan Year.

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                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

         [X]  (iii)   Forfeitures shall be allocated to Participants in the same manner as the Employer's contribution.

                  (A) Amount attributable to Employer discretionary contributions and Top-Heavy minimums will be allocated to:

                           [X]   all eligible Participants under the Plan.

                           [ ] only those Participants eligible for an allocation of matching contributions in the current year.

                  (B) Amounts attributable to Employer Matching contributions will be allocated to:

                           [ ]   all eligible Participants.

                           [X]   only those Participants eligible for
                                 allocations of matching contributions in the current year.

9.(b) REALLOCATION DATE FOR PLANS using daily valuations shall be the end of the next Plan Year immediately following receipt of a cash out distribution.

9.(c)    DATE FOR REALLOCATION (for Plans using other than daily valuations):

         [ ] (i) Forfeitures shall be reallocated at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one year Break In Service.

         [ ] (ii)  Forfeitures will be reallocated as of the next Valuation
                   Date.

         [ ] (iii) Forfeitures shall be reallocated at the end of the Plan Year during which the former Employee incurs a one-year Break In Service.

         [ ] (iv)  Forfeitures will be reallocated as of the Plan Year end.

9.(d)    RESTORATION OF FORFEITURES:

         If amounts are forfeited prior to five consecutive one-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in the appropriate number):

         [1] (i)   current year's forfeitures.

         [2] (ii)  additional Employer contributions.

         [ ] (iii) income or gain to the Plan.

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                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

10. CASH OPTION

[X]      10.(a)   The Employer may permit a Participant to elect to defer to the
                  Plan an amount not to exceed 100 % of any Employer paid cash bonus made for such Participant for any year. A Participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as

                  Elective Deferrals. Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participant.

[ ]      10.(b)   Not Applicable.

11. LIMITATIONS ON ALLOCATIONS

THIS SECTION IS NOT APPLICABLE IF THIS IS THE ONLY PLAN THE EMPLOYER MAINTAINS OR EVER MAINTAINED. PLANS INCLUDE WELFARE BENEFIT FUNDS AS DESCRIBED IN CODE
SECTION 419(E) OR AN INDIVIDUAL MEDICAL ACCOUNT AS DEFINED UNDER CODE SECTION 415(L)(2) UNDER WHICH AMOUNTS ARE TREATED AS ANNUAL ADDITIONS.

[ ]      11.(a)   If the Participant is covered under another qualified Defined
                  Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                  [ ]      (i)      the provisions of Article X of the Plan will
                                    apply, as if the other plan were a Master or Prototype Plan.

                  [ ]      (ii)     Attach provisions stating the method under
                                    which the plans will limit total Annual
                                    Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

[ ]      11.(b)   If a Participant is or ever has been a participant in a
                  Defined Benefit Plan maintained by the Employer:

                  Attach provisions which will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

[ ]      11.(c)   The minimum contribution or benefit required under Code
                  Section 416 relating to Top-Heavy Plans shall be satisfied by either:

                  [ ]      (i)      this Plan.

                  [ ]      (iii)

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

                           (Name of other qualified plan of the Employer).

                  [ ]      (iii)    Attach provisions stating the method under
                                    which the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in the Top-Heavy Ratio.

12. VESTING

12(a) COMPUTATION PERIOD: (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.)

                  The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

                  [ ]      (i)      shall not be applicable since Participants
                                    are always fully vested.

                  [X]      (ii)     shall commence on the first day of the Plan
                                    Year during which an Employee first performs an Hour of Service for the Employer and each such subsequent 12-consecutive month period shall commence on the anniversary thereof.

         A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(k)(iii) of this Adoption Agreement] at any time during the 12-consecutive-month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive-month computation period and the Participant need not be employed at the end of the 12-consecutive-month computation period to receive credit for a Year of Service.

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                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

12.(b)   VESTING SCHEDULES:

         Contributions under Sections 6(a),(b),(c), 7(c)(v) and (d) are always fully vested.

NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

[ ]  (i)      Full and immediate vesting.

                           Years of Service
                           ----------------

               1        2        3       4        5        6        7
               -        -        -       -        -        -        -

[ ]  (ii)     __%     100%

[ ]  (iii)    __%      __%     100%

[X]  (iv)     0 %      20%      40%     60%      80%     100%

[ ]  (v)      __%      __%      20%     40%      60%      80%      100%

[ ]  (vi)     10%      20%      30%     40%      60%      80%      100%

[ ]  (vii)    __%      __%      __%     __%     100%

[ ]  (viii)   __%      __%      __%     __%      __%      __%      100%

         NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

                  [X]      (A)      All contributions other than those which are
                                    fully vested when contributed will vest
                                    under schedule IV above.

                  [ ]      (B)      All Matching Contributions will vest under
                                    schedule_________above. All other Employer contributions other than those which are fully vested when contributed will vest under schedule _________above.

12.(c)   SERVICE DISREGARDED FOR VESTING:

                  [ ]      (i)      Not Applicable. All Service shall be
                                    considered.

                  [X]      (ii)     Service prior to the Effective Date of this
                                    Plan or a predecessor plan shall be
                                    disregarded when computing a Participant's vested and nonforfeitable interest.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

                  [ ]      (iii)    Service prior to a Participant having
                                    attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

12.(d)   TOP-HEAVY VESTING:

         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected above except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the [X] Two-twenty vesting schedule [Section 12(b)(iv)] [ I Three-Year Cliff vesting schedule [Section 12(b)(iii)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to Section 12(b)(iii) or 12(b)(iv) because of its Top-Heavy status, that vesting schedule will remain in effect, even if the Plan later becomes non-Top-Heavy, until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

13. SERVICE WITH PREDECESSOR ORGANIZATION

         For purposes of satisfying the Service requirements for Eligibility and Vesting, Hours of Service shall include Service with the following predecessor organization(s):

         Capital Oil and Gas, Inc.
         -------------------------
         Trinity Oil and Gas, Inc.
         -------------------------

14.  ROLLOVER/TRANSFER CONTRIBUTIONS

14.(a) Rollover Contributions, as described at paragraph 4.3 of the Plan, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

14.(b) Transfer Contributions, as described at paragraph 4.4 of the Plan [ ] shall [X] shall not be permitted. If permitted, Employees [ ]may [ ] may not make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

NOTE: Even if available, the Employer may refuse to accept such contributions -if its Plan meets the safe-harbor rules of paragraph 8.7 of the Plan.

15. HARDSHIP WITHDRAWALS

         Hardship withdrawals, as provided for in paragraph 6.9 of the Plan [X] [ ]are not permitted.

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                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

16. PARTICIPANT LOANS

         Participant loans, as provided for in paragraph 13.4 of the Plan, [X] are [ ]are not permitted. If permitted, repayments of principal and interest shall be repaid to the Participant's segregated account.

17. EMPLOYER INVESTMENT DIRECTION

         The Employer investment direction provisions, as set forth in paragraph
         13.5 of the Plan [ ] shall [X] shall not be applicable.

18. EMPLOYEE INVESTMENT DIRECTION

         The Employee investment direction provisions, as set forth in paragraph
         13.6 of the Plan [X] shall [ ]shall not be applicable.

NOTE: To the extent that Employee investment direction was previously allowed, the Trustee shall have the right to either make the assets part of the general Trust, or leave them as separately invested subject to the provisions of paragraph 13.6 of the Plan.

19. EARLY PAYMENT OPTION

19.(a) A Participant who separates from Service prior to retirement, death or Disability [X] may [ ]may not make application to the Employer requesting an early payment of his or her vested account balance. Amounts under $3,500 [X] will [ ] will not be cashed out immediately.

19.(b) A Participant who has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant has completed five Years of Service.

19.(c) A Participant who has attained age 59-1/2 and has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions.

19.(d) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ]may not receive a distribution of his or her vested account balance.

NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above to the contrary, required minimum distributions will be paid. For timing of distributions, see Section 20(a) below.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

20. DISTRIBUTION OPTIONS

20.(a)   TIMING OF DISTRIBUTIONS:

         In cases of termination for other than death, Disability or retirement, benefits shall be paid:

                  [ ]      (i)      as soon as administratively feasible
                                    following the close of the valuation period during which a distribution is requested or is otherwise payable.

                  [ ]      (ii)     as soon as administratively feasible
                                    following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                  [X]      (iii)    as soon as administratively feasible
                                    following the date on which a distribution is requested or is otherwise payable.

                  [ ]      (iv)     as soon as administratively feasible after
                                    the close of the Plan Year during which the Participant incurs a one-year Break in Service.

                  [ ]      (v)      only after the Participant has achieved the
                                    Plan's Normal Retirement Age, or Early
                                    Retirement Age, if applicable.

                  In cases of death, Disability or retirement, benefits shall be paid:

                  [ ]      (vi)     as soon as administratively feasible
                                    following the close of the valuation period during which a distribution is requested or is otherwise payable.

                  [ ]      (vii)    as soon as administratively feasible
                                    following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                  [X]      (viii)   as soon as administratively feasible
                                    following the date on distribution is
                                    requested or is otherwise payable.

20.(b)   OPTIONAL FORMS OF PAYMENT:

          [X]     (i)       Lump Sum.

          [ ]     (ii)      Installment Payments.

          [ ]     (iii)     Other form(s) as previously provided.
                            (Indicate all forms that apply):____________________

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                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002


20.(c)   RECALCULATION OF LIFE EXPECTANCY:

         In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [X] shall [ ] shall not have the right to have their life expectancy recalculated annually.

         If "shall",

         [ ]    only the Participant shall be recalculated.

         [ ]    both the Participant and Spouse shall be recalculated.

         [X]    who is recalculated shall be determined by the Participant.

21.  SPONSOR CONTACT

         Employers should direct questions concerning the language contained in and the qualification of the Prototype to:

         Capital Guardian Trust Company
         Corporate Employee Benefits Department
         (Phone Number) (714) 671-7000

         In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer at the address provided on the first page of this Adoption Agreement.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

22. SIGNATURES:

         DUE TO THE SIGNIFICANT TAX RAMIFICATIONS, THE SPONSOR RECOMMENDS THAT BEFORE THE EMPLOYER EXECUTE THIS ADOPTION AGREEMENT, THE EMPLOYER CONTACT ITS ATTORNEY OR TAX ADVISOR.

(a)      EMPLOYER DELEGATE OR COMMITTEE APPOINTMENT:

         The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

             NAME(S) (please type or print)          SIGNATURE(S)

1.          Garry Regan                           1. /s/ Garry Regan
    ---------------------------                     ---------------------------

    ---------------------------
    ADDRESS

2.                                                2.
    ---------------------------                     ---------------------------

    ---------------------------
    ADDRESS

3.                                                3.
    ---------------------------                     ---------------------------

    ---------------------------
    ADDRESS

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

(b)      EMPLOYER:

         Name and address of Employer if different than specified in Section I above.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

         This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 29 day of April, 2000



         SIGNED FOR THE EMPLOYER BY:    Garry Regan
                                        --------------

         TITLE:                         President
                                        --------------

         SIGNATURE:                     /s/Garry Regan
                                        --------------

         THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF ITS PLAN.

         Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

         This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

(b)      EMPLOYER:

         Name and address of Employer if different than specified in Section I above.

         NORTH COAST OPERATING, INC.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

         This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 29 day of April, 2000.

         SIGNED FOR THE EMPLOYER BY:      Garry Regan
                                          ----------------------------

         TITLE:                           President
                                          ------------------------------

         SIGNATURE:                       /s/ Garry Regan
                                          ------------------------------

         THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF ITS PLAN.

         Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification the E I District Office for a determination letter.

         This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

(b)      EMPLOYER:

         Name and address of Employer if different than specified in Section I above.

         NCE SECURITIES, INC.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

         This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 29 day of April, 2000.


         SIGNED FOR THE EMPLOYER BY:    Garry Regan
                                        -------------------------------

         TITLE:                         President
                                        -------------------------------

         SIGNATURE:                     /s/ Garry Regan
                                        --------------------------------

         The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

         Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

         This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002

(b)      EMPLOYER:

         Name and address of Employer if different than specified in Section I above.

         PEAKE ENERGY, INC.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

         This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 29 day of April, 2000.

         SIGNED FOR THE EMPLOYER BY:    Garry Regan
                                        ---------------------------

         TITLE:                         President
                                        ---------------------------

         SIGNATURE:                     /s/ Garry Regan
                                        ---------------------------

         The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

         Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

         This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #002


(c)      TRUSTEE APPOINTMENT AND ACCEPTANCE:

         The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee, hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and Adoption Agreement.

         SIGNED FOR THE TRUSTEE BY:    Herman Martinez
                                       ----------------------------

         TITLE:                        ASST. V.P.
                                       ----------------------------

         SIGNATURE:                    /s/ Herman Martinez  5/16/00
                                       ----------------------------

NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointee to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.